                                                                  Exhibit 25.1

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b)(2) |_|

                           ---------------------------

                              THE BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)

New York                                              13-5160382
(State of incorporation                               (I.R.S. employer
if not a U.S. national bank)                          identification no.)

One Wall Street, New York, N.Y.                       10286
(Address of principal executive offices)              (Zip code)

                           ---------------------------

                             Coinmach Service Corp.
               (Exact name of obligor as specified in its charter)

Delaware                                              20-0809839
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

                          Coinmach Laundry Corporation
               (Exact name of obligor as specified in its charter)

Delaware                                              11-3258015
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

                              Coinmach Corporation
               (Exact name of obligor as specified in its charter)

Delaware                                              53-0188589
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

                          Super Laundry Equipment Corp.
               (Exact name of obligor as specified in its charter)

New York                                              11-3292320
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

                       Grand Wash & Dry Launderette, Inc.
               (Exact name of obligor as specified in its charter)

New York                                              11-3360790
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

                      Appliance Warehouse of America, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                              13-4213141
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

                       American Laundry Franchising Corp.
               (Exact name of obligor as specified in its charter)

Delaware                                              75-2993869
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

303 Sunnyside Blvd.
Suite 70
Plainview, New York                                   11803
(Address of principal executive offices)              (Zip code)

                           ---------------------------

                          Senior Secured Notes due 2024
                       (Title of the indenture securities)

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

1.  General information.  Furnish the following information as to the Trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

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            Name                                           Address
--------------------------------------------------------------------------------

Superintendent of Banks of the                   2 Rector Street, New York, N.Y.
State of New York                                10006, and Albany, N.Y. 12203

Federal Reserve Bank of New York                 33 Liberty Plaza, New York,
                                                 N.Y. 10045

Federal Deposit Insurance Corporation            Washington, D.C. 20429

New York Clearing House Association              New York, New York 10005

    (b)  Whether it is authorized to exercise corporate trust powers.

         Yes.

2.  Affiliations with Obligor.

    If the obligor is an affiliate of the trustee, describe each such affiliation.

    None.

16. List of Exhibits.

    Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

    1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

    4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

    6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

    7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


    Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 30th day of September, 2004.

                                                 THE BANK OF NEW YORK


                                                 By:  /S/ ROBERT A. MASSIMILLO
                                                 -------------------------------
                                                      Name: ROBERT A. MASSIMILLO
                                                      Title: VICE PRESIDENT

                                                                       EXHIBIT 7
--------------------------------------------------------------------------------
                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business June 30, 2004, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

ASSETS
                                                                  Dollar Amounts
                                                                    In Thousands
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin ............  $ 2,954,963
   Interest-bearing balances .....................................   10,036,895
Securities:
   Held-to-maturity securities ...................................    1,437,899
   Available-for-sale securities .................................   20,505,806
Federal funds sold and securities purchased under agreements to resell
   Federal funds sold in domestic offices ........................    5,482,900
Securities purchased under agreements to
   resell ........................................................      838,105
Loans and lease financing receivables:
   Loans and leases held for sale ................................       48,034
   Loans and leases, net of unearned income ......................   38,299,913
   LESS: Allowance for loan and
     lease losses ................................................      594,926
   Loans and leases, net of unearned
     income and allowance ........................................   37,704,987
Trading Assets ...................................................    2,986,727
Premises and fixed assets (including capitalized
   leases) .......................................................      957,249
Other real estate owned ..........................................          374
Investments in unconsolidated subsidiaries and
   associated companies ..........................................      246,280
Customers' liability to this bank on acceptances
   outstanding ...................................................      251,948
Intangible assets
   Goodwill ......................................................    2,699,812
   Other intangible assets .......................................      755,311
Other assets .....................................................    7,629,093
                                                                    -----------
Total assets .....................................................  $94,536,383
                                                                    ===========

LIABILITIES
Deposits:
   In domestic offices ...........................................  $36,481,716
   Noninterest-bearing ...........................................   15,636,690
   Interest-bearing ..............................................   20,845,026
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs ......................................   25,163,274
   Noninterest-bearing ...........................................      413,981
   Interest-bearing ..............................................   24,749,293
Federal funds purchased and securities sold under
     agreements to repurchase
   Federal funds purchased in domestic
     offices .....................................................      898,340
   Securities sold under agreements to
     repurchase ..................................................      721,016
Trading liabilities ..............................................    2,377,862
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases) .....................................   10,475,320
Not applicable
Bank's liability on acceptances executed and
   outstanding ...................................................      254,569
Subordinated notes and debentures ................................    2,422,807
Other liabilities ................................................    7,321,226
                                                                    -----------
Total liabilities ................................................  $86,116,130
                                                                    ===========
Minority interest in consolidated
   subsidiaries ..................................................      139,967

EQUITY CAPITAL
Perpetual preferred stock and related
   surplus .......................................................            0
Common stock .....................................................    1,135,284
Surplus ..........................................................    2,082,308
Retained earnings ................................................    5,118,989
Accumulated other comprehensive income ...........................      (56,295)
Other equity capital components ..................................            0
Total equity capital .............................................    8,280,286
                                                                    -----------
Total liabilities, minority interest, and equity
   capital .......................................................  $94,536,383
                                                                    ===========


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

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.


                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this 9statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.


Thomas A. Renyi                |
Gerald L. Hassell              |        Directors
Alan R. Griffith               |

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